Supplement Dated July 21, 2014
To The Statement of Additional Information
Dated February 28, 2014

Curian Series Trust

On page 47, in the section “Trustees and Officers of the Trust,” please add the following row under the sub-heading “Officers” in the table:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
William P. Harding (39) 1 Corporate Way Lansing, MI 48951	Vice President (05/2014 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2014 to present); Vice President of other Investment Companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 08/2011)

This Supplement is dated July 21, 2014

(To be used with Curian Series Trust SAI.)
IIS7279SAI 07/14